THE OBERWEIS FUNDS	SUMMARY PROSPECTUS MAY 1, 2010

The Oberweis Small-Cap Opportunities Fund

Ticker: OBSOX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.oberweisfunds.com/pdfs/Forms/Oberweis_Funds_Wrapper_and_Prospectus.pdf, email a request to Funds@oberweis.net, call (800) 245-7311, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund. Page number references refer to the current Prospectus for the Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to maximize capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investments)

Redemption Fee on shares redeemed within 90 calendar days of purchase (as a percentage of amount redeemed)	1.00%
Exchange Fee on shares exchanged within 90 calendar days of purchase (as a percentage of amount exchanged)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	1.90%

Total Annual Fund Operating Expenses(1)	2.95%
Expense Reimbursement	(.95)%

Total Annual Fund Operating Expenses After Expense Reimbursement	2.00%

(1)	The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000, excluding any interest, taxes, brokerage commissions and extraordinary expenses. The contractual arrangement continues in force until April 30, 2011. The contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$203	$823	$1,469	$3,203

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 212% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in the securities of small-cap companies. The Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”), considers small-cap companies as those with a market capitalization of less than $5 billion at the time of investment. The Fund invests principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value.

The Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential. OAM selects companies which meet this criteria based on, among other things, fundamental analysis of individual securities, and many of the companies also meet certain of the Oberweis Octagon investment criteria described below. OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews.

The “Oberweis Octagon” investment criteria include:

1.	Extraordinarily rapid growth in revenue. OAM prefers this to be generated from internal growth as opposed to acquisition of other businesses.

2.	Extraordinarily rapid growth in pre-tax income. There should also be rapid growth in earnings per share.

3.	There should be a reasonable price/earnings ratio in relation to the company’s underlying growth rate.

4.	Products or services that offer the opportunity for substantial future growth. Such growth generally either stems from products in newer, high growth markets or products with the potential to grow market share within an existing market. In the latter case, such products typically grow market share due to competitive advantages over other market offerings. Examples of such advantages include new technologies, patents and niche market positions with high barriers to competitive entry.

5.	Favorable recent trends in revenue and earnings growth, ideally showing acceleration.

6.	Reasonable price-to-sales ratio based on the company’s underlying growth prospects and profit margins.

7.	A review of the company’s financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future problems.

8.	High relative strength in the market, in that the company’s stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Small-sized Company Risk—The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at www.oberweisfunds.com or by calling (800) 245-7311.

Annual Total Returns

Best Quarter: Second Quarter 2009 30.40%	Worst Quarter: First Quarter 2001 -39.28%

The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or individual retirement account (“IRA”).

Average Annual Total Returns (for the Periods Ended December 31, 2009)

	1 Year	5 Years	10 Years
Fund
Return Before Taxes	63.49%	-1.36%	-5.52%
Return After Taxes on Distributions	63.49%	-1.93%	-6.29%
Return After Taxes on Distributions and Sale of Fund Shares	41.27%	-1.27%	-4.61%
Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)	41.66%	1.99%	-0.18%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”)

Portfolio Managers

James W. Oberweis, President, has been the portfolio manager of the Fund since 2001.

Kenneth S. Farsalas, portfolio manager, has been a co-portfolio manager of the Fund since 2009.

BUYING AND SELLING FUND SHARES

The minimum initial investment is $1,000 ($500 for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See “Shareholder Services” on page 59 of the Prospectus.)

You may redeem shares of the Fund by mail, telephone, online at www.oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open. For more information on purchasing and redeeming Fund shares, see “Shareholder Information” beginning on page 50 of the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4